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                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                METLIFE OF CT FUND UL FOR VARIABLE LIFE INSURANCE

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
              METLIFE OF CT FUND UL II FOR VARIABLE LIFE INSURANCE

                                 MARKETLIFE(SM)

                        SUPPLEMENT DATED OCTOBER 31, 2007
                                     TO THE
                  PROSPECTUS DATED MAY 2, 2005, AS SUPPLEMENTED

This supplements the information contained in the Prospectus for the variable life insurance policy listed above. This supplement should be read in its entirety and kept together with the Prospectus for future reference.

Effective on November 12, 2007, the Class B Shares of the Morgan Stanley EAFE(R) Index Portfolio, a portfolio of the Metropolitan Series Fund, Inc., (the "Portfolio") will be exchanged for Class A Shares of the same Portfolio. The Class B Shares of the Portfolio will no longer be available under the Policy.

The Share Class exchange will have no effect on your Cash Value in the Portfolio. However, the number of units received in the Class A Shares of the Portfolio may be different than the number of units held in the Class B Shares, due to any differences in the unit values. Any elections Policy Owners have on file for the allocation of account value and deductions to the Class B Shares of the Portfolio will be redirected to the Class A Shares of the Portfolio. References in the Prospectus to the Class B Shares of the Portfolio shall be deemed to refer to the Class A Shares of the Portfolio, including references to the Monitored Portfolios in the "TRANSFERS OF CASH VALUE" section of the Prospectus. The Share Class exchange will not affect the Portfolio's investment objective.

The following information is added, as applicable, to the table in the "Fund Fees and Expenses" section of the Prospectus and replaces such information for the Class B Shares of the Portfolio:

                                                   DISTRIBUTION
                                                       AND/OR                   TOTAL     CONTRACTUAL FEE      NET TOTAL
                                                      SERVICE                  ANNUAL          WAIVER           ANNUAL
UNDERLYING                            MANAGEMENT      (12b-1)       OTHER     OPERATING    AND/OR EXPENSE      OPERATING
FUND:                                     FEE           FEES      EXPENSES     EXPENSES    REIMBURSEMENT       EXPENSES
---------------                      -----------   ------------   --------    ---------   ---------------      ---------
METROPOLITAN SERIES FUND, INC. (1)
   Morgan Stanley EAFE(R)
     Index Portfolio -- Class A......     0.30%         ---         0.15%       0.45%          0.01%             0.44%(2,3)

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1. Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

2. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.293%.

3. Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.